Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

9. Subsequent Events

Debt Release

On August 7, 2025, we entered into an Acknowledgement and Release Agreement with our Chief Technology Officer, Soheil Raissi. Under the agreement, we agreed to issue Mr. Raissi 500,000 of our Class B Common Shares in exchange for the following: (a) the release of all invoiced indebtedness to Mr. Raissi or his company, Maptics Corporation, (b) the release of any obligation to issue Mr. Raissi any share-based compensation, and (c) to compensate Mr. Raissi for continuing to serve as our CTO through December 31, 2025.

Director Appointment

On August 6, 2025, we entered into an Independent Director Agreement with Mike Gatto under which Mr. Gatto agreed to serve as an independent director of our Company effective on the date of the agreement. As compensation for his agreeing to become a director, we agreed to issue to Mr. Gatto 100,000 of our Class B Common Shares.